UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   FORM 8-K/A

                                 Amendment No. 2

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 30, 2004

                            REGENCY AFFILIATES, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                        1-7949                  72-0888772
         --------                        ------                  ----------

(State or other jurisdiction      (Commission File No.)         (IRS Employer
     of incorporation)                                       Identification No.)

  610 N.E. Jensen Beach Blvd.
     Jensen Beach, Florida                                         34957
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(Address of Principal Executive                                  (Zip Code)
           Offices)

       Registrant's telephone number, including area code: (772) 334-8181
                                                           --------------

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On May 11, 2004, Regency Affiliates, Inc. (the "Company"), filed a Form 8-K (the
"Form 8-K") under Item 2 thereto reporting that it had, on April 30, 2004, through a newly-formed, wholly-owned subsidiary called Regency Power
Corporation, a Delaware corporation, acquired a 50% membership interest in MESC Capital, LLC, a Delaware limited liability company ("MESC"), from DTE Mobile, LLC, pursuant to an Assignment and Assumption Agreement dated as of April 30, 2004.

On July 16, 2004, the Company filed Amendment No. 1 to the Form 8-K ("Amendment No. 1") reporting that the financial statements and pro forma financial information required by Item 7 of Form 8-K were not available to the Company and accordingly were not being filed with Amendment No. 1.

The Form 8-K as amended by Amendment No. 1 is hereby further amended as follows:

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

In accordance with General Instruction C of Form 8-K, the Company, as a "small business issuer" as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is not required to file the financial statements and pro forma financial information required by Item 7 of Form 8-K, but in lieu thereof must provide the information required by Item 310 (c) and
(d) of Regulation S-B, if applicable.

The Company believes that the information required by Item 310(c) and (d) of Regulation S-B is not applicable to the acquisition of the MESC membership interest, and accordingly no such information is being filed herewith. The Company's belief is based on its conclusion that, as a result of the Chapter 11 restructuring of Mobile Energy Services Company, LLC (which is an operating company wholly-owned by MESC) and related matters, there is not sufficient continuity of operations of Mobile Energy prior to and after the MESC transaction such that disclosure of prior financial information is material to an understanding of future operations. The results of MESC's operations since the date of the Company's investment will be reviewed on a quarterly basis and audited on an annual basis by MESC's auditors. Such results will be included in future financial statements filed by the Company.

Based on the foregoing, the Company believes that it presently is, and at all relevant times has been, timely and current in its reporting obligations pursuant to the Exchange Act. The Company has not sought the concurrence of the Securities and Exchange Commission with respect to the matters described herein. In the event that the Securities and Exchange Commission did not concur with the Company, absent a waiver or other relief, the Company would not be considered timely and current in its reporting obligations under the Exchange Act until the relevant or other acceptable financial information was filed.

(c) Exhibits.

      2.1 Assignment and Assumption Agreement, dated as of April 30, 2004, between DTE Mobile, LLC and Regency Power Corporation (incorporated by reference from the Company's Current Report on 8-K filed on May 11, 2004).

      2.2 Membership Interest Purchase Agreement, dated as of January 30, 2004, between MESC Capital, LLC and Mobile Energy Services Holdings, Inc. (incorporated by reference from the Company's Current Report on 8-K filed on May 11, 2004).

      99.1 Press Release dated May 10, 2004 (incorporated by reference from the Company's Current Report on 8-K filed on May 11, 2004).


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

                                   Signatures

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  REGENCY AFFILIATES, INC.


                                                  By: /s/ Laurence S. Levy
                                                      --------------------------
                                                  Name:  Laurence S. Levy
                                                  Title: President

Dated: August 13, 2004


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